Exhibit 10.1

WAIVER OF CLOSING CONDITIONS

June 5, 2025

Reference is hereby made to that certain Business Combination Agreement, dated as of March 11, 2024 (as amended by Amendment No. 1 to Business Combination Agreement, dated as of November 30, 2024, Amendment No. 2 to Business Combination Agreement, dated as of April 4, 2025 and Amendment No. 3 to Business Combination Agreement, dated as of May 30, 2025, the “Agreement”), by and among Focus Impact BH3 Acquisition Company, a Delaware corporation (“BHAC”), Focus Impact BH3 NewCo, Inc., a Delaware corporation and wholly owned subsidiary of BHAC (“NewCo”), Focus Impact BH3 Merger Sub I, LLC, a Delaware limited liability company and wholly owned subsidiary of NewCo, Focus Impact BH3 Merger Sub II, Inc., a Delaware corporation and wholly owned subsidiary of NewCo, and XCF Global Capital, Inc., a Nevada corporation (the “Company”). Capitalized terms used in this Waiver of Closing Conditions (this “Waiver”) that are not otherwise defined herein shall have the respective meanings set forth in the Agreement.

The obligations of the BHAC Parties to consummate the transactions contemplated by the Agreement are subject to the satisfaction or, if permitted by applicable Law, waiver of certain conditions set forth in Article VII of the Agreement, including, among other things, that (i) the NewCo Board shall consist of the number of directors, and be comprised of the individuals and classes, determined pursuant to Section 5.16(a) and Section 5.16(b) of the Agreement, (ii) the representations and warranties of the Company shall be true and correct in certain respects as of certain dates, (iii) the Company shall have performed and complied in all material respects with the covenants and agreements required to be performed or complied with by the Company under the Agreement at or prior to the Closing, (iv) the right set forth on Section 7.2(e) of the Company Disclosure Schedule shall have been permanently waived in form and substance reasonably acceptable to BHAC, (v) since the date of the Agreement, no Company Material Adverse Effect shall have occurred, and (vi) at or prior to the Closing, the Company shall have delivered, or caused to be delivered, (x) a copy of the Amended Key Agreement, in a form and substance reasonably satisfactory to BHAC and (y) evidence of the purchase of the Company Service Level Insurance Coverage in a form and substance reasonably satisfactory to BHAC.

For valuable consideration, the receipt of which is hereby acknowledged, and pursuant to Section 9.14 of the Agreement, the undersigned hereby agree that the following shall not cause a failure of any condition set forth in Article VII of the Agreement:

(i)
immediately after the Company Merger Effective Time, the NewCo Board shall consist of six (6) directors in total, including (x) four (4) directors designated by the Company (Mihir Dange, Anne Anderson, Sanford Cockrell, and Si-Yeon Kim), (y) one (1) director designated by BHAC (Wray Thorn) and (z) one director who is independent in accordance with the Applicable Exchange and SEC guidelines and mutually designated by the Company and BHAC (Carter McCain);

(ii)
the matters described under the headings “Greater Nevada Credit Union Loan” “Twain Ground Lease” and “SAF Production” in Item 8.01 of the Current Report on Form 8-K filed by NewCo with the SEC on June 3, 2025;

(iii)	the right set forth on Section 7.2(e) of the Company Disclosure Schedule has not been permanently waived at or prior to the Closing;

(iv)	the Amended Key Agreement has not been executed at or prior to the Closing;

(v)	the Company Service Level Insurance Coverage has not been purchased at or prior to the Closing; and

(vi)	any change, effect or occurrence directly or indirectly resulting from, relating to or arising out of the foregoing clauses (i) – (v).

Except to the extent set forth herein, the Agreement is in all respects ratified and confirmed and remains in full force and effect. This Waiver shall not constitute a waiver of (i) Article VII of the Agreement except to the extent expressly referenced herein or (ii) any other provision of the Agreement or the Ancillary Documents. This Waiver may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Waiver by e-mail, or scanned pages shall be effective as delivery of a manually executed counterpart to this Waiver.

[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned have executed this Waiver as of the date first written above.

FOCUS IMPACT BH3 ACQUISITION COMPANY

By: /s/ Carl Stanton
Name:	Carl Stanton
Title:	Chief Executive Officer

FOCUS IMPACT BH3 NEWCO, INC.

By: /s/ Carl Stanton
Name:	Carl Stanton
Title:	Chief Executive Officer

FOCUS IMPACT BH3 MERGER SUB I, LLC

By: /s/ Carl Stanton
Name:	Carl Stanton
Title:	Chief Executive Officer

FOCUS IMPACT BH3 MERGER SUB II, INC.

By: /s/ Carl Stanton
Name:	Carl Stanton
Title:	Chief Executive Officer

XCF GLOBAL CAPITAL, INC.

By: /s/ Mihir Dange
Name:	Mihir Dange
Title:	Chief Executive Officer

[Signature Page to Waiver of Closing Condition]